UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                    ----------

                                     FORM 8-K

                                  CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of The
                       Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 15, 2006

                            GENERAL COMMUNICATION, INC.
              (Exact Name of Registrant as Specified in its Charter)

    Alaska                          0-15279                         92-0072737
---------------               ----------------------               ------------
(State or other              (Commission File Number)             (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        No.)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 868-5600


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

     On March 15, 2006, General Communication, Inc. (GCI) issued a press release correcting previously announced earnings for the three months and year ended December 31, 2005 and announcing a material weakness in the company's internal control over financial reporting pursuant to rules mandated by Section 404 of the Sarbanes-Oxley Act of 2002. A copy of the press release is attached as
Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     The earnings release attached as Exhibit 99.1 discloses the non-GAAP financial measure of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization). EBITDA has been reconciled to the closely related GAAP financial measure, Net Income, within the earnings release.

     EBITDA is the sum of Net Income, Interest Expense, Amortization and Write-off of Loan and Senior Notes Fees, Interest Income, Income Tax Expense, and Depreciation and Amortization. EBITDA is not presented as an alternative measure of net income, operating income or cash flow from operations, as determined in accordance with accounting principles generally accepted in the United States of America. GCI's management uses EBITDA to evaluate the operating performance of its business, and as a measure of performance for incentive compensation purposes. GCI believes EBITDA is a measure used as an analytical indicator of income generated to service debt and fund capital expenditures. In addition, multiples of current or projected EBITDA are used to estimate current or prospective enterprise value. EBITDA does not give effect to cash used for debt service requirements, and thus does not reflect funds available for investment or other discretionary uses. EBITDA as presented herein may not be comparable to similarly titled measures reported by other companies.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (a) Financial statements of businesses acquired: Not Applicable

     (b) Pro forma financial information: Not Applicable

     (c) Exhibit:

         99.1 Press release dated March 15, 2006

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENERAL COMMUNICATION, INC.
                                          ---------------------------
                                                  (Registrant)

Date: March 15, 2006


                                          By /s/
                                          Name:  John M. Lowber
                                          Title: Senior Vice President,
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer
                                                 (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   --------------------------------------------------------
99.1          Press release of General Communication, Inc. dated
              March 15, 2006.